Critical Accounting Estimates and Judgements (Details)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Disclosure of Accounting Judgements and Estimates Text Block [Abstract]
Government grants description	The total grants received by the Company from Israeli government authorities, Bird Foundation and NYPA (see Note 12B), for which there may be an obligation to pay royalties, amounted to USD 4.4 million. As stated in Note 2G, the Company’s management must examine whether there is reasonable assurance that the grants received will not be refunded.The financial statements include liabilities in respect of government grants received (as above), and for the credit received from EIB, as estimated by management, in relation to the Company’s expected revenues. The total royalty liabilities in respect of the grants received, based on the discounted estimated royalties, amount as of December 31, 2022 and 2021 to approximately USD 2.4 million and USD 2.3 million, respectively.
Discount rate	15.52%	12.50%